                                 EXHIBIT 10.11

                     FIRST AMENDMENT TO SECOND AMENDED AND
                     RESTATED LOAN AND SECURITY AGREEMENT
                     -------------------------------------

This First Amendment to Second Amended and Restated Loan and Security
Agreement (this "Amendment"), effective as of January 15, 1999 (the "Effective Date"), is entered into among American Builders & Contractors Supply Co., Inc., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), American National Bank and Trust Company of Chicago, (the "Co-Agent"), and NationsBank, N.A., as Agent for the Lenders (in such capacity, the "Agent"):

                              W I T N E S S E T H
                              - - - - - - - - - -

WHEREAS, the Borrower, the Lenders, the Agent and the Co-Agent are party to that certain Second Amended and Restated Loan and Security Agreement (the "Loan Agreement") dated as of May 12, 1998, pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower on the terms and subject to the conditions provided therein.

WHEREAS, the Borrower, the Agent, the Co-Agent and the Lenders desire to modify the Loan Agreement in certain respects, in accordance with the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by the Lenders, the parties hereto agree as follows:

   1. Definitions. All terms defined in the Loan Agreement and not otherwise defined herein, wherever used in this Amendment, shall have the same meaning in this Amendment as are prescribed to such terms in the Loan Agreement as amended hereby.

   2. Amendment to Definition of "Eurodollar Interest Period." The definition of the term "Eurodollar Interest Period" contained in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

     "`Eurodollar Interest Period' shall mean, with respect to a Eurodollar Loan, a period of one (1), two (2), three (3), four (4), six (6) or twelve
     (12) months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on (but exclude) the day which corresponds numerically to such date one (1), two
     (2), three (3), four (4), six (6) or twelve (12) months thereafter, provided, that if there is no such numerically corresponding day in such first (lst), second (2nd), third (3rd), fourth (4th), sixth (6th) or twelfth (12) succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such first (lst), second (2nd), third (3rd), fourth (4th), sixth (6th) or twelfth (12th) succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, provided, that if said next succeeding Business Day falls in a new month, such Eurodollar Interest Period shall end on the last preceding Business Day."

   3. Amendment to Section 2.11 of the Loan Agreement.  Clause (a) in Section
2.11 of the Loan Agreement is amended by amending and restating the phrase "provided, that no more than five (5) Eurodollar Interest Periods may be in existence at any one time;" to read as follows: "provided, that no more than eight (8) Eurodollar Interest Periods may be in existence at any one time;".

   4. Amendment to Section 3.2 of the Loan Agreement. Clause (a) in Section
3.2 of the Loan Agreement is amended and restated in its entirety to read as follows: "(a) Accounts which remain unpaid more than sixty (60) days from the stated due date or more than 120 days from the invoice date, in each case based upon the end-of-the-month aging;".

   5. Amendment to Exhibit E to the Loan Agreement. Exhibit E to the Loan Agreement is hereby amended and restated to read in its entirety as shown on Exhibit E attached to this Amendment.

   6. Conditions to Effectiveness. This Amendment, including the amendments and the other terms set forth herein, shall become effective as of the date of this Amendment upon the satisfaction of the following conditions precedent, all of which must be acceptable in form and substance to the Agent and the Lenders in each of their sole discretion.

     (a) Consent and Reaffirmation of Guarantors. Agent has received the consent of each of Amcraft Building Products Co., Inc. and Mule-Hide Products Co., Inc. (collectively, the "Guarantors") to this Amendment and the reaffirmation of each of the Financing Agreements, in form and substance satisfactory to the Agent.

     (b) Validity Certification Reaffirmations. Agent has received reaffirmations of the Validity Certifications by each of Kendra A. Story and Kenneth A. Hendricks, in form and substance satisfactory to the Agent.

     (c) Other. The Borrower shall have executed and delivered all other agreements, documents, certifications or opinions as the Agent may reasonably request in connection with implementation of this Amendment.

   7. Representation and Warranties of Borrower. The Borrower hereby represents and warrants that as of the date of this Amendment (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default, (b) the representations and warranties of the Borrower contained in the Loan Agreement and the other Financing Agreements are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, (c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, are within its corporate power and have been duly authorized by all necessary corporate action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, (e) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, do not require the consent of any Person and do not contravene the terms of the Borrower's Articles of Incorporation or By-Laws or any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its property is bound, and (f) except as disclosed on
Schedule 1 attached hereto, all schedules attached to the Loan Agreement remain true, correct and complete.

   8. Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Financing Agreements shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power or remedy of the Lenders under the Loan Agreement or any of the other Financing Agreements, or
(b) any Default or Event of Default. This Amendment shall constitute a Financing Agreement.

   9. Fees, Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

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

   10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement.

   11. Effectiveness. This Amendment shall be deemed effective prospectively as of the Effective Date specified in the preamble upon execution by the Borrower, the Agent, the Co-Agent and each of the Lenders whose names appear on the signature pages below.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                               AMERICAN BUILDERS &
ATTEST:                                        CONTRACTORS SUPPLY CO., INC.

By:______________________                      By:______________________
Name:____________________                      Name:____________________
Title:___________________                      Title:___________________

                                               NATIONSBANK, N.A.
                                               In its capacity as Agent

                                               By:______________________
                                               Name:____________________
                                               Title:___________________


                                               AMERICAN NATIONAL BANK AND
                                               TRUST COMPANY OF CHICAGO
                                               In its capacity as Co-Agent

                                               By:______________________
                                               Name:____________________
                                               Title:___________________


                                               NATIONSBANK, N.A.
                                               In its capacity as a Lender

                                               By:______________________
                                               Name:____________________
                                               Title:___________________

                                               AMERICAN NATIONAL BANK AND
                                               TRUST COMPANY OF CHICAGO
                                               In its capacity as a Lender

                                               By:______________________
                                               Name:____________________
                                               Title:___________________

                                               BANKAMERICA BUSINESS CREDIT, INC.

                                               By:______________________
                                               Name:____________________
                                               Title:___________________

                                               LASALLE BUSINESS CREDIT, INC.

                                               By:______________________
                                               Name:____________________
                                               Title:___________________


                                               HARRIS TRUST AND SAVINGS BANK

                                               By:______________________
                                               Name:____________________
                                               Title:___________________



                                               FLEET CAPITAL CORPORATION

                                               By:______________________
                                               Name:____________________
                                               Title:___________________


                                               SANWA BUSINESS CREDIT CORPORATION

                                               By:______________________
                                               Name:____________________
                                               Title:___________________

Each of the undersigned, by its execution below, consents to the foregoing Amendment and each of the undersigned agrees to the continued effectiveness of the Financing Agreements to which it is a party, respectively. All references in any Financing Agreement to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the Amendment and all prior and subsequent amendments thereto. This agreement has been executed as of January 15, 1999.

                                             GUARANTORS:
                                             ----------

                                             AMCRAFT BUILDING PRODUCTS CO., INC.


                                             By:______________________
                                             Name:____________________
                                             Title:___________________



                                             MULE-HIDE PRODUCTS CO., INC.



                                             By:______________________
                                             Name:____________________
                                             Title:___________________



Each of the undersigned agrees to the continued effectiveness of the Validity Certification executed by it and delivered to Agent. All references in each such Validity Certification to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the foregoing Amendment and all prior and subsequent amendments thereto. This agreement has been executed as of January 15, 1999.


                             _______________________________________
                                     Kenneth A. Hendricks



                             _______________________________________
                                     Kendra A. Story

                                   Schedule 1

                        Additional Schedule Information

                                   Exhibit E
                                   ---------

                            Form of Borrowing Notice


NationsBank, N.A., as agent
901 Main Street
6th Floor
Dallas, Texas 75283
Attention: Business Credit/Division Manager: URGENT

Ladies and Gentlemen:

      The undersigned hereby notifies you in connection with the Second Amended and Restated Loan and Security Agreement dated as of May 12, 1998, among the undersigned, certain lenders, NationsBank, N.A., as agent for such lenders, and American National Bank and Trust Company of Chicago, as co-agent for the Lenders (the "Loan Agreement"), of the undersigned's election that $_________________ [must be in the minimum amount of $5,000,000 and in an integral multiple of $1,000,000] of the principal due on the Revolving Loans bear interest at a Eurodollar Rate, commencing on __________________ [must be a Business Day at least three Business Days after the date of this Borrowing Notice]. The Eurodollar Interest Period with respect to such portion of the Revolving Loans shall be ________________ [1, 2, 3, 4, 6 or 12] months. All capitalized terms used herein shall have the meanings ascribed in the Loan Agreement.

                                Very truly yours,

                                               AMERICAN BUILDERS & CONTRACTORS
                                               SUPPLY CO., INC.



                                               By:
                                                  ----------------------------
                                               Name:
                                                    --------------------------

                                       8